                                                                     EXHIBIT 4.2


Schedule identifying material details of warrants issued by the Company, substantially identical to the Warrant filed in Exhibit 4.1

--------------------- ------------------------- --------------- ------------- ---------- -------------------
Date Issued           Warrant Holder            Warrant No.     Number of     Exercise   Expiration Date
                                                                Shares        Price
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        James Long                Champion-1      48,453        $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        John Lohre                Champion-3      25,098        $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        Daniel Holland            Champion-4      9,761         $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        Philip Odeen              Champion-5      8,366         $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        Richard Treat             Champion-6      8,085         $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        Mark Fuller               Champion-7      6,972         $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        Kevin Wachter             Champion-8      6,972         $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        Philip Lohre              Champion-9      2,789         $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 18, 2002        Kathryn Middleton         Champion-10     2,789         $1.00      Sept. 18, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------
Sept. 30, 2002        Ronald E. Eibensteiner    RE-3            50,000        $1.00      Sept. 30, 2007
--------------------- ------------------------- --------------- ------------- ---------- -------------------